UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 29, 2007

Coinmach Service Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32359	20-0809839
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

303 Sunnyside Boulevard, Suite 70, Plainview, New York		11803
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(516) 349-8555

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

On May 29, 2007, Coinmach Service Corp. announced its results of operations for the three-month period and the fiscal year ended March 31, 2007.

The information contained in the press release, which is attached as Exhibit 99.1 to this Form 8-K, is incorporated herein by reference and is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."

Item 7.01 Regulation FD Disclosure.

See Item 2.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release, dated May 29, 2007, issued by Coinmach Service Corp.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coinmach Service Corp.

May 30, 2007	By:	Robert M. Doyle

Name: Robert M. Doyle
Title: Chief Financial Officer, Senior Vice President, Secretary and Treasurer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated May 29, 2007, issued by Coinmach Service Corp.